UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2007

TERCICA, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-50461	26-0042539
(Commission File Number)	(IRS Employer Identification No.)

2000 Sierra Point Parkway, Suite 400

Brisbane, CA 94005

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 624-4900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.	Material Modification to Rights of Security Holders.

At the 2007 Annual Meeting of Stockholders of Tercica, Inc. (“Tercica”) held on May 24, 2007 (the “2007 Annual Meeting”), the Company’s stockholders approved certain amendments to Tercica’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws (together, the “Amendments”). The Amendments, as approved by the stockholders, provide for:

•	the elimination of Tercica’s classified board of directors;

•	the right of any stockholder who holds 15% or more of the issued and outstanding shares of Tercica’s common stock to request that a special meeting of stockholders be called;

•	the right of the stockholders to remove a director by an affirmative vote of at least 60% of the issued and outstanding shares of Tercica’s common stock entitled to vote at an election of directors;

•

the reduction and/or elimination of the supermajority voting requirement to amend certain provisions of Tercica’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws as follows:

•

the reduction in the voting threshold to amend or repeal provisions relating to the advance notice of new business and stockholder nominations for election of directors from 80% to 66-2/3% of Tercica’s issued and outstanding common stock and the reduction of the voting threshold requirement to amend or repeal the provision that requires the 66-2/3% vote for the preceding matters from 80% to 66-2/3% of Tercica’s issued and outstanding common stock, and

•

the elimination of the supermajority voting requirement to amend or repeal the provisions relating to Tercica’s classified board of directors, the votes required to amend or repeal certain anti-takeover provisions in Tercica’s Amended and Restated Bylaws, the filling of vacancies on Tercica’s board of directors and removal of directors, actions by written consent of the stockholders, the calling of a special meeting of the stockholders, and notice requirements for meetings of stockholders; and

•	the exemption of Ipsen, S.A. from the advance notice requirements for director nominations.

In connection with the approval of the Amendments, on May 25, 2007, Tercica filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which became effective as of such date (the “Charter Amendment”).

A more detailed summary of the Amendments is set forth in Tercica’s definitive proxy statement for the 2007 Annual Meeting, filed with the Securities and Exchange Commission (the “SEC”) on April 18, 2007 (the “Proxy Statement”). The foregoing summary of the Amendments and the summary in the Proxy Statement do not purport to be complete and are qualified in their entirety by the Charter Amendment, which is filed as Exhibit 3.5 to this Current Report on Form 8-K, and Tercica’s Amended and Restated Bylaws, as amended, which is filed as Exhibit 3.2 to this Current Report on Form 8-K, each of which are incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosures set forth under Item 3.03 are incorporated by reference to this Item 5.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Exhibit Title
3.2	Amended and Restated Bylaws, as amended.

3.5	Certificate of Amendment of Amended and Restated Certificate of Incorporation, as filed with the Delaware of Secretary of State on May 25, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tercica, Inc.

By:	/s/ Stephen N. Rosenfield
Stephen N. Rosenfield
Executive Vice President of Legal Affairs and General Counsel

Dated: May 25, 2007

EXHIBIT INDEX

Exhibit	Exhibit Title
3.2	Amended and Restated Bylaws, as amended.

3.5	Certificate of Amendment of Amended and Restated Certificate of Incorporation, as filed with the Delaware of Secretary of State on May 25, 2007.